UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 6, 2008

The Goodyear Tire & Rubber Company
__________________________________________
(Exact name of registrant as specified in its charter)

Ohio	1-1927	34-0253240
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1144 East Market Street, Akron, Ohio		44316-0001
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	330-796-2121

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On October 7, 2008, Stephanie A. Streeter, former Chairman, President and Chief Executive Officer of Banta Corporation, was elected to the Board of Directors of The Goodyear Tire & Rubber Company ("Goodyear"). Her term will expire at the 2009 Annual Meeting of Shareholders. Ms. Streeter has not yet been appointed to any committees of the Board of Directors. Ms. Streeter will receive the compensation for non-employee directors described in Goodyear's Proxy Statement dated March 6, 2008.

A copy of the news release announcing Ms. Streeter’s election is attached hereto as Exhibit 99.1.

(e) In order to comply with the requirements of Section 409A of the Internal Revenue Code and to make other technical changes, the Compensation Committee of Goodyear’s Board of Directors approved amendments to several grant agreements and approved a cash performance unit grant agreement under the 2008 Performance Plan on October 6, 2008 and Goodyear’s Board of Directors approved amendments to several of Goodyear’s nonqualified employee benefit plans on October 7, 2008.

In addition, Goodyear's Board of Directors approved the amendment of the Outside Directors’ Equity Participation Plan ("ODEPP") to provide for the quarterly issuance of restricted stock units under the 2008 Performance Plan in lieu of the stock equivalent units previously granted under the ODEPP. The restricted stock units will be paid to directors in shares of common stock on the fifth business day of the quarter following the quarter during which the director leaves the Board. Any stock equivalent units accrued to an ODEPP account will continue to be converted to a dollar value at the closing market price of Goodyear’s common stock on the later of (i) the first business day of the seventh month following the month during which the director leaves the Board or (ii) the fifth business day of the year following the year during which the director leaves the Board, and paid out as provided in the ODEPP.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibit 99.1 – News release, dated October 7, 2008

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Goodyear Tire & Rubber Company

October 10, 2008	By:	C. Thomas Harvie

Name: C. Thomas Harvie
Title: Senior Vice President, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

99.1	News release, dated October 7, 2008